UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 22, 2006 (March 21, 2006)

INTERGRAPH CORPORATION

(Exact Name of Registrant as Specified in Charter)
Delaware	0-9722	63-0573222

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Madison Industrial Park IW 2000, Huntsville, AL		35894-0001

(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:   (256) 730-2000

N/A

(Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      □    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      □    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      □    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      □    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.        Regulation FD Disclosure.

          On March 21, 2006, Intergraph Corporation issued a press release regarding its decision to settle the market price adjustment provision for its Accelerated Stock Buyback (ASB) in cash, the text of which is set forth as Exhibit 99.1.

Item 9.01.        Financial Statements and Exhibits.

Exhibits

99.1	Press Release dated March 21, 2006

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                    INTERGRAPH CORPORATION

                                                                                                                                    By: /s/ Larry T. Miles
                                                                                                                                          Name:  Larry T. Miles
                                                                                                                                          Title:    Vice President and
                                                                                                                                                      Corporate Controller

Date:   March 22, 2006